Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

Supplement dated June 19, 2006 to

Prospectus dated May 1, 2006

On February 23, 2006, the Board of Directors of Maxim Series Fund, Inc. approved an Agreement and Plan of Reorganization (the “Reorganization”), whereby Maxim U.S. Government Securities Portfolio (the “Acquired Portfolio”) will be merged with and into Maxim U.S. Government Mortgage Securities Portfolio (the “Acquiring Portfolio”). Upon consummation of the Reorganization, the Acquiring Portfolio will then be renamed Maxim U.S. Government Securities Portfolio. The Board of Directors of Maxim Series Fund, Inc. determined that the Reorganization is in the best interests of the Acquired Portfolio and the shareholders of the Acquired Portfolio.

The Reorganization is subject to the approval of the shareholders of the Acquired Portfolio. A special shareholder meeting has been scheduled for June 26, 2006 for shareholders to consider and vote on the proposed Reorganization. There can be no assurance that the Reorganization will be approved. If approved by the shareholders of the Acquired Portfolio, the transactions contemplated by the Reorganization will be consummated as of the close of business on or about July 14, 2006, or such later date as may be determined by Maxim Series Fund, Inc. (the “Closing”).

The Closing will consist of: (i) the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio; (ii) the distribution to the shareholders of the Acquired Portfolio of shares of the Acquiring Portfolio in exchange for and in redemption of such shareholders’ shares in the Acquired Portfolio; (iii) the termination of the Acquired Portfolio as soon as practicable after the Closing, all upon and subject to the terms and conditions of the Reorganization; and (iv) the change of name of the Acquiring Portfolio to the current name of the Acquired Portfolio.

The Reorganization is expected to be a tax-free transaction, which means that the shareholders of the Acquired Portfolio will not recognize any gain or loss on their receipt of shares of the Acquiring Portfolio as a direct result of the Reorganization.

Pending shareholder approval, the Acquired Portfolio will no longer accept purchases as of the close of business on July 14, 2006.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2006. This supplement should be retained for future reference.